                                                                   EXHIBIT 10.23

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.








                      MASTER SOFTWARE SERVICES AGREEMENT
                                    BETWEEN
                        PERITUS SOFTWARE SERVICES, INC.
                                      AND
                       BULL HN INFORMATION SYSTEMS INC.
                                     DATED
                            AS OF FEBRUARY 3, 1992

                               TABLE OF CONTENTS
                               -----------------

                      MASTER SOFTWARE SERVICES AGREEMENT
                                    BETWEEN
                        PERITUS SOFTWARE SERVICES, INC.
                                      AND
                       BULL HN INFORMATION SYSTEMS INC.
                                     DATED
                               FEBRUARY 3, 1992


Section           Heading                                                                                  Page No.
-------           -------                                                                                  --------
1.       Definitions..............................................................................................4
         -----------

2.       Term.....................................................................................................9
         ----

3.       Services to be Provided by Peritus/Additional Obligations of Peritus....................................10
         --------------------------------------------------------------------

4.       Limitation on Services; Availability of Additional Services.............................................13
         -----------------------------------------------------------

5.       Charges.................................................................................................15
         -------

6.       Obligations of Bull.....................................................................................15
         -------------------

7.       Non-Solicitation and Non-Competition....................................................................17
         ------------------------------------

8.       Property Rights and Confidentiality.....................................................................18
         -----------------------------------

9.       Contract Management.....................................................................................21
         -------------------

10.      Additional Remedies Under Certain Circumstances.........................................................22
         -----------------------------------------------

11.      Warranties and Indemnification; Including Limitation of Liability and
         ---------------------------------------------------------------------
         Remedies................................................................................................27
         --------

12.      Force Majeure...........................................................................................29
         -------------

13.      Headings................................................................................................30
         --------

14.      Successors and Assigns..................................................................................30
         ----------------------

15.      Notices.................................................................................................30
         -------


16.      Entire Agreement........................................................................................30
         ----------------

17.      Governing Law...........................................................................................31
         -------------

18.      Time of the Essence.....................................................................................31
         -------------------

19.      Due Incorporation, Valid Existence, Good Standing and Due
         ---------------------------------------------------------
         Authorization...........................................................................................31
         -------------

20.      Severability............................................................................................32
         ------------


                       MASTER SOFTWARE SERVICES AGREEMENT


         Agreement made effective as of the 3rd day of February, 1992 (the "Effective Date") by and between Peritus Software Services, Inc., a Massachusetts corporation having a business address of 55 Cambridge Street, Suite 202, Burlington, MA 01803 ("Peritus"), and Bull HN Information Systems Inc., a Delaware corporation having a business address of Technology Park, Billerica, MA 01821 ("Bull"). Peritus and Bull agree that, except as the parties may agree from time-to-time, in individual project Statements of Work (as hereinafter defined), the general terms and conditions set forth in this Agreement shall apply to all software services to be provided by Peritus to Bull during the term of this Agreement. In the event of any inconsistency between a Statement of Work, signed by authorized representatives of the parties, and this Agreement, this Agreement shall prevail, provided however that if a provision in a Statement of Work expressly refers to this Agreement and specifically sets forth the extent to which it is intended to modify this Agreement, then, for purposes of such Statement of Work, such provision in the Statement of Work shall prevail.

1.       Definitions - The following definitions shall apply to this Agreement
         -----------
and all Statements of Work agreed to by the parties.

         (a) Assigned Component.  A Software Component assigned to Peritus for
             ------------------
on-going maintenance support pursuant to a Statement of Work.

         (b) Overdue Backlog. STARs and ISNs that have not been resolved within
             ---------------
the specified time period for the relevant priority (see definition of "Performance Criteria" at subsection (n) below). For purposes of calculating Backlog, each STAR/ISN shall be counted as an equivalent unit.

         (c) Bull Software Maintenance Group.  The Bull organization that is
             -------------------------------
responsible for the generation of corrections to System Technical Action Requests (STARs) and Internal Software Notifications (ISNs).

         (d) Bull Software Support Group.  The Bull organization that is
             ---------------------------
responsible for communicating software maintenance priorities in response to critical situations reported by external sales networks.

         (e) Bull Systems Products.  The Bull engineering organization
             ---------------------
responsible for the complete life cycle of a Software Component.

         (f) Continuation and Fix (C & F).  The process by which the life of a
             ----------------------------
Software Component is usefully extended. This function comprises the following tasks:

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

             (i) analysis and Resolution of Reported Defects (as defined in subsection (p) below);

             (ii) giving necessary assistance to users of the Software Component as to how to obtain the maximum utility from the Software Component in situations where the Software Specifications are unclear or ambiguous;

             (iii) necessary assistance to users in the recovery of lost data where data is lost due to a defect in either the Software Component or the clarity of the end-user documentation;

             (iv) evaluation of System Change Proposals (SCP) and implementation of selected System Change Proposals; and

             (v) implementation of Minor Enhancements. These may include SCP, changes to improve supportability, maintainability, performance, to reduce ambiguity in implementation. or to reduce impact on customers of ambiguity of the Software Specification as in (ii) above.

         (g) Correction. A Correction prepared by Peritus in response to a
             ----------
STAR/ISN shall be provided in the form of both source code and object code, and/or to the extent appropriate in the form of suggested changes (in terms of substance rather than final text) to be made in end user documentation, in formats and on media as required by Bull policies then in effect; all corrected files supplied by Peritus will include all previous Corrections therein.

         (h) Enhancement. A modification to a Software Component that results in
             -----------
a new feature being made available to the user of the Software Component, or an improvement in the implementation of an existing feature. An example of a new feature is the addition of a new command or option to an existing Software Component. An example of an improved implementation is the redesign or reimplementation to reduce the run-time resource utilization in either terms of memory usage or time taken to execute.

         (i) ****************************. The
************************************************ ************* of the fixed annual maintenance fee that shall be **************** from the next or any subsequent invoice from Peritus under a Statement of Work after a determination *********************************************************** during any
Performance Measurement Period.

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

         (j) ISN. Abbreviation for Bull "Internal Software Notification," which
             ---
is the vehicle by which problems and enhancement requests are communicated to the relevant Bull engineering organization by the Bull Level 2, Level 3 and Level 4 QA organizations and other engineering organizations.

         (k) Major Enhancement. An enhancement that requires 60 or more than 60
             -----------------
person hours' worth of effort for design, design review, implementation, Level 1 and Level 2 testing, inspections and development of any necessary documentation.

         (l) Minor Enhancement. An enhancement that requires less than 60 person
             -----------------
hours' worth of effort for design, design review, implementation, Level 1 and Level 2 testing, inspections and development of any necessary documentation.

         (m) PRS.  The Bull problem reporting system now or hereafter used for
             ---
management of STARs and ISNs.

         (n) Performance Criteria.  The criteria to be applied in determining
             --------------------
Peritus' compliance with goals for responses to STARs/ISNs are as follows, except as expressly modified in a Statement of Work:

             (i)  STAR/ISN

         Completion Period in Calendar Days
         ----------------------------------


Priority              Current Release                   Prior Releases
--------              ---------------                   --------------

A/1                   **************                    **************

B/2                   **************                    **************

C/3, 4                **************                    **************


and, in addition,

             (ii) Overdue Backlog not to exceed *** of average monthly intake of STARs/ISNs during a Performance Measurement Period.

         (o) Performance Measurement Period. A rolling period of six (6)
             ------------------------------
consecutive whole calendar months, commencing monthly, during the term of a Statement of Work. For example, if the first Performance Measurement Period during the term of a Statement of Work is from January through June, the second

Performance Measurement Period will be the period from February through July of the same year.

         (p)  Resolution of Reported Defects.  STARs/ISNs and enhancement
              ------------------------------
requests may be resolved in any of the following manners:

              (i) A valid defect was reported and a correction has been generated.

              (ii) A valid defect was reported and a correction has not been generated because the correction is not feasible within the constraints of the design and/or implementation. This disposition is valid only with the documented consent of the author of the defect report.

              (iii) The Software Component conforms to specification and need not be changed.

              (iv) The Software Component conforms to specification and the defect report will be treated as an enhancement and will be considered for future implementation.

              (v) The Software Component conforms to specification and will not be changed, but the end-user documentation will be clarified.

              (vi) The reported defect is caused by a hardware malfunction. This disposition is valid only with the documented consent of the author of the defect report.

              (vii) The reported defect has only occurred once and could not be repeated.

              (viii)  Any other disposition permitted by Bull's PRS.

         (q)  Software Component. A specific computer program (i.e., an
              ------------------
individual software product identified by a single Bull Software Technical Identifier) and associated documentation marketed or utilized by Bull on or after the effective date of the applicable Statement of Work and any functional or maintenance updates delivered with respect thereto during the term of such Statement of Work. A functional update shall mean new functionality and significant changes to a Software Component, including major and minor bug fixes and error corrections. A maintenance update shall mean major and minor bug fixes and error corrections to a Software Component.

         (r)  Software Maintenance Period.  A period of twelve consecutive
              ---------------------------
months commencing on the effective date of a Statement of Work or an anniversary thereof.

         (s)      Software Specification.  A formal description of the
                  ----------------------
externally visible behavior of Software Components. From a customer's perspective, a Software Specification is either explicitly or implicitly contained in the software documentation provided to the customer by Bull.

         (t)      STAR. Abbreviation for Bull "System Technical Action Request,"
                  ----
which is the vehicle by which problems and enhancement requests are communicated from the sales networks to the relevant Bull engineering organizations. For purposes of this Agreement, ISNs and STARs are synonymous.

         (u)      STAR Coordinator. The employees designated from time to time
                  ----------------
by the Bull Software Support Group and Peritus, respectively, pursuant to a Statement of Work to be such respective organization's point of contact and representative responsible for addressing STAR/ISN assignments and transfers within the subject area covered by such Statement of Work.

         (v)      Statement of Work. A written statement, executed and delivered
                  -----------------
by authorized representatives of the parties pursuant to this Agreement, identifying one or more Software Components as Assigned Components and containing the agreed term for such Statement of Work and such other details as the parties shall agree upon for purposes of such Statement of Work. It is intended that a Statement of Work shall contain only the particular business and technical details relevant to the project described in the Statement of Work, and that except to the extent modified or superseded by the terms of a Statement of Work or otherwise, the general terms and conditions contained in this Agreement shall be deemed incorporated by reference therein without further action by the parties. Ordinarily, in addition to identifying the Assigned Component and the term, a Statement of Work should include:

                  (i) the names, telephone numbers and locations of STAR Coordinators,

                  (ii) the fixed and other charges for services under such Statement of Work,

                  (iii) any equipment and systems to be provided or made available to Peritus by Bull or to which Peritus otherwise shall have access for purposes of such Statement of Work, and

                  (iv) any provisions intended to modify, supersede or supplement the terms and conditions of this Agreement that otherwise would be incorporated by reference into such Statement of Work in accordance with the terms hereof.

         (w)   System Change Proposals (SCP).  Change requests submitted to Bull
               -----------------------------
from the various Bull Users' Societies.

         (x)   Quality Management System. A documented Bull quality system to
               -------------------------
insure that a product conforms to specified requirements which (i) includes documented quality procedures and instructions, and (ii) is applicable to and implemented by the cognizant Bull Software Maintenance Group.

2.       Term.
         ----

         (a)   This Agreement. The term of this Agreement shall commence on the
               --------------
Effective Date and, unless sooner terminated as otherwise provided in this Agreement or by the mutual agreement of the parties, shall continue in effect for three years from the Effective Date and from year to year thereafter until terminated by either party's giving written notice of termination to the other not less than one hundred eighty (180) days prior to the effective date of termination. The expiration or termination of this Agreement shall not operate to terminate any Statement of Work executed and delivered by the parties during the term of this Agreement, and each such Statement of Work (including without limitation the terms and conditions of this Agreement which are deemed to have been incorporated therein by reference) shall continue in full force and effect until its expiration or termination in accordance with its terms, unless otherwise provided herein.

         (b)   Statements of Work.
               ------------------

                  (i)    Commencement.  Peritus shall promptly begin and
                         ------------
diligently provide software service for Assigned Components on the effective date of the Statement of Work applicable thereto.

                  (ii)   Continuation. With respect to each Assigned Component,
                         ------------
Statement of Work shall remain in effect for successive Software Maintenance Periods until terminated by notice from one party to the other in accordance with subsection 2(iii) below or as otherwise expressly provided in such Statement of Work.

                  (iii)  Termination.  Except as otherwise provided herein,
                         -----------
                         (1)     Without Cause. Either party may terminate the
                                 -------------
                         term of a Statement of Work as of the end of such Software Maintenance Period as may be specified therein by giving written notice to the other, such notice to be given by Peritus or Bull not later than one hundred eighty (180) days before the end of such Software Maintenance Period.

                         (2)      For Cause. Except as otherwise provided in
                                  ---------
                         Section 10, in the event of any failure by either party to perform any of its obligations under a Statement of Work, continuing for 60 days after written notice specifying such failure in reasonable detail, without being cured, or cure thereof commenced and diligently prosecuted at all times thereafter, or in the event that a party ceases to carry on its business, a receiver or similar officer is appointed for a party and is not discharged within 30 days, a party becomes insolvent, admits in writing its inability to pay debts as they mature, is adjudicated bankrupt, or makes an assignment for the benefit of its creditors or another arrangement of similar import, or proceedings under any bankruptcy or insolvency law are commenced by or against a party and are not dismissed within 30 days, the other party may at its election by written notice terminate such Statement of Work as of any date thereafter, and such termination shall remain effective notwithstanding any cure of the effect of such failure prior to the effective date thereof.

3.       Services to be Provided by Peritus/Additional Obligations of Peritus.
         --------------------------------------------------------------------

         Peritus shall provide the following services to Bull, and in doing so, shall adhere to or exceed the Quality Management System implemented by Bull at the time of the delivery of the services to Bull; Peritus shall also be responsible for the following additional obligations to Bull during the term of a Statement of Work:

         (a) Software C & F. Peritus shall use all technically feasible means to
             --------------
provide C & F for an Assigned Component when problems are reported to Peritus. The following procedures shall apply:

             (i) Assignment by Bull. Each assignment of a software defect
                 ------------------
requiring resolution by Peritus shall be in the form of a STAR/ISN, as currently utilized by Bull, and shall be reported and monitored as such. Without limitation of the foregoing, each assignment shall specify the Performance Criteria Priority assigned to the STAR/ISN and shall be accompanied by all relevant documents and records relating to the problem to be resolved, including, but not limited to, the designation of the Assigned Component and release level, the sequence of operations that produced the problem and the exact text of any error messages. In the event that Peritus objects to the Performance Criteria Priority assigned by Bull, Peritus shall nevertheless process the STAR/ISN at the higher priority assigned by Bull unless Bull otherwise agrees. To facilitate transmission and receipt of STARs/ISNs, Peritus shall be assigned a PRS coordinator queue, which Peritus shall scan at least twice each business day for incoming STARs/ISNs. A STAR/ISN shall be deemed assigned to

Peritus at the time of its entry into the Peritus queue by Bull regardless of when Peritus actually accesses the same.

                  (ii)     Processing and Response by Peritus. Following receipt
                           ----------------------------------
by Peritus through appropriate channels of a STAR/ISN acknowledged by Peritus to pertain solely to one or more Assigned Components, Peritus shall promptly analyze the STAR/ISN and such other available information as Peritus determines to be relevant and shall:

                           (1) Provide the designated Bull software integration department with a Correction, with simultaneous notification thereof, through the PRS, to the author of the STAR/ISN, it being understood and agreed that Corrections shall be inspected by Peritus prior to Level 1 testing (as defined in the Bull SEPA document) and that after satisfactory inspection and Level 1 testing, Level 2 testing with an appropriate set of systems shall promptly be performed by Peritus. Any further testing will be the responsibility of Bull;

                           (2) Notify the Bull Software Support Group STAR Coordinator that Peritus has concluded that the Assigned Component conforms to its Software Specifications and that no Correction is necessary;

                           (3) Notify the Bull Software Support Group STAR Coordinator that Peritus has concluded that the Assigned Component conforms to its Software Specifications but that the end-user documentation will be clarified;

                           (4) Notify the Bull Software Support Group STAR Coordinator that Peritus has concluded that the Assigned Component conforms to its Software Specifications and that the STAR constitutes a Major Enhancement request;

                           (5) Notify the Bull Software Support Group STAR Coordinator that Peritus has concluded that correction of the problem is not feasible within the constraints of the design and/or implementation, specifying in reasonable detail in such notice the reasons for such conclusion, and requesting the Bull Software Support Group STAR Coordinator's concurrence or further guidance, it being agreed that this response shall be valid only upon the consent of the author of the STAR/ISN;

                           (6) Notify the Bull Software Support Group STAR Coordinator that the reported defect is caused by a hardware malfunction;

                           (7) Notify the Bull Software Support Group STAR Coordinator that the reported defect has occurred only once and cannot be repeated, specifying in reasonable detail in such notice the reasons for such conclusion, and requesting the Bull Software Support Group STAR Coordinator's concurrence or further guidance; and/or

                           (8) Respond with any PRS response code valid as of the Effective Date (or as the parties may otherwise agree).

The time of transmission by Peritus to Bull of any of the foregoing responses shall be the relevant time for purposes of determining Peritus' compliance with the Performance Criteria. Any incoming STARs/ISNs that do not obviously (to Peritus) pertain solely to Assigned Components shall be referred for disposition to the next Bull STAR screening meeting, and shall be processed thereafter as mutually determined by the parties.

                  (iii) Releases (Updates and/or Adjustments). Upon request from
                        -------------------------------------
Bull from time to time, Peritus shall notify Bull of all Corrections required to be included in maintenance releases, updates or adjustments for Assigned Components, which releases, updates or adjustments shall, unless otherwise agreed, include all fixes up to a cut-off date mutually determined by Bull and Peritus. Peritus shall send its input for such releases, updates or adjustments to the Bull Software Maintenance Group.

                  (iv) Tools and Utilities. Peritus shall, without additional
                       -------------------
charge, provide Bull (solely for internal use, by or for Bull, in Bull's and other Group Bull companies' business and not for disclosure, transfer or licensing by Bull or such companies to third parties) with copies of all tools and utilities, and all modifications, enhancements and improvements with respect thereto, which Peritus develops during the term of this Agreement for the purpose of developing and testing Corrections to Assigned Components; PROVIDED, HOWEVER, THAT THE PARTIES UNDERSTAND AND AGREE THAT SUCH TOOLS AND UTILITIES SHALL BE PROVIDED "AS IS" AND WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In those cases where such tools and utilities are used by third parties for the benefit of Bull or other Group Bull companies, such third parties shall have entered into a confidentiality agreement consistent with the provisions of subsection 8.(b) of this Agreement. The rights and obligations under this subsection shall survive any termination or expiration of this Agreement.

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                  (v) Ownership of Corrections. Ownership of and all right and
                      ------------------------
title in and to Corrections and the intellectual property comprised thereby (including without limitation the source code, object code and all related documentation) shall be in Bull. Peritus agrees that, except with the express written consent of Bull, which may be withheld without liability, Peritus shall maintain the confidentiality of all source code and related documentation owned by Bull and to which Peritus is given access, shall use the same only in connection with Statements of Work and shall not disclose any part thereof to any third party (other than such disclosure to third parties as may be necessary or useful in the performance of a Statement of Work, and then on terms requiring each such third party similarly to maintain the confidentiality thereof).

         (b) STARs Unresolved as of the Effective Date of a Statement of Work.
             ----------------------------------------------------------------
The backlog of STARs existing and unresolved prior to the effective date of a Statement of Work shall be addressed by Peritus in accordance with a schedule and priority (and, in the case of STARs constituting Major Enhancement requests, for compensation) to be mutually determined by the parties as soon as reasonably practicable after such effective date.

         (c) Additional Obligations of Peritus. In addition to Peritus's
             ---------------------------------
obligations under Section 8, for purposes of this Agreement, Peritus agrees with the following conditions in order to preserve the security of Bull information and systems:

                  (i) Bull shall have the right to locate the telecommunications equipment identified in Schedule E, subject to change as reasonably required by Bull, at Peritus's place of business, for which Peritus shall provide Bull with reasonable access in order to enable Bull to configure and maintain such equipment, and for which Peritus shall provide the required electrical power ********************;

                  (ii) Peritus shall reconfigure, at Bull's request ************************, the applicable equipment and software in order to be operable with such telecommunications equipment;

                  (iii) Peritus shall not connect any other communications facility, including any modem or network, to the network of the systems used to access other Bull systems, except with the prior written consent of Bull in each instance;

                  (iv)    Peritus, at Bull's request, shall allow Bull ********
*******************************************************************************
****** to be

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

maintained by Peritus for a period of at least ************ from the date of generation thereof; and

                  (v) Peritus shall provide a communications coordinator for the purpose of immediately investigating any network security breaks, which coordinator shall be available for such purpose *******************************
****************************.

4.       Limitation on Services; Availability of Additional Services.
         -----------------------------------------------------------

         (a) Limitation on Services. The services contemplated by Section 3
             ----------------------
above pertain only to Assigned Components being used in their proper environments and being run on operating system releases and hardware platforms which have been certified by Bull to correctly operate with the Assigned Components. Peritus shall not be obligated to provide support for any operating systems or operating systems functions or components which are not specifically provided for in a Statement of Work. The services to be provided by Peritus pursuant to Section 3 above do not include services such as application design, consulting (other than as necessary in connection with the performance of Continuation and Fix with respect to Assigned Components), custom configuration, Major Enhancement of the Assigned Components or recovery of lost data (other than as necessary in connection with the performance of Continuation and Fix with respect to Assigned Components). Such services, however, may be provided by Peritus, at Peritus' then published prices for such support, subject to (i) a schedule agreeable to Peritus and Bull and (ii) the availability of Peritus personnel.

         (b) Availability of Additional Services. Without limitation of the
             -----------------------------------
foregoing, upon request by Bull from time to time, Peritus may provide supplemental software engineering services on the basis of bid prices, time and materials, or such other basis as the parties shall agree upon, for Major Enhancements to Assigned Components in each of the following cases, subject to prior written approval of the senior Bull employee identified in subsection 9.(b):

                  (i) STARs mutually determined to be requests for Major Enhancements;

                  (ii)     Major Enhancements requested by Bull;

                  (iii) Major Enhancements identified by Peritus and agreed to by Bull; and

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


           (iv) Major Enhancements requested by third parties through Bull (regardless of whether such third parties may contribute to Bull any or all of the funding for such Major Enhancement).

In each of such cases, ownership of and all right and title in and to the Major Enhancement and the intellectual property comprised thereby (including without limitation the source code, object code and all related documentation) shall be in Bull. Peritus agrees that, except with the express written consent of Bull, which may be withheld without liability, Peritus shall maintain the confidentiality of all source code and related documentation, shall use the same only in connection with Statements of Work and shall not disclose any part thereof to any third party (other than such disclosure to third parties as may be necessary or useful in the performance of a Statement of Work, and then on terms requiring each such third party similarly to maintain the confidentiality thereof).

5.   Charges.
     -------

     (a) Payment. Bull agrees to pay Peritus the charges for software services
         -------
and other fees set forth in each Statement of Work. Except as otherwise provided in this Agreement, no invoice under any Statement of Work shall be subject to credit for any period of non-use by Bull for any reason, including defects in any Assigned Component. Peritus shall invoice Bull for the fixed portion of the annual maintenance fees under each Statement of Work on a quarterly basis in advance at the beginning of each quarter during a Software Maintenance Period. Other fees and charges shall be invoiced monthly or as otherwise agreed. All invoices, issued by either Peritus or Bull, shall be payable within 45 days. If Bull fails to pay any charges when due and payable, Bull agrees that Peritus shall have the right to invoice and Bull shall pay a late payment charge equal to the then existing prime rate of interest at the Bank of Boston, plus one point, monthly, prorated on the unpaid balance. If Peritus fails to pay any charges when due and payable, Peritus agrees that Bull shall have the right to invoice and Peritus shall pay a late payment charge equal to the then existing prime rate of interest at the Bank of Boston, plus one point, monthly, prorated on the unpaid balance.

     (b) Changes. Except for the fixed portion of the annual maintenance charges
         -------
specified in a Statement of Work for the maintenance services to be performed by Peritus pursuant thereto, Peritus may change the charges specified in a Statement of Work ************************* for all or any services by giving at least ************************************* to Bull prior to the effective date of the change. The

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

adjusted charges will not exceed Peritus' list price to commercial customers on the effective date of such adjustment.

     (c) Taxes. Unless Bull provides satisfactory evidence of exemption to
         -----
Peritus from such taxes, all charges and fees are exclusive of all federal, state, municipal or other political subdivision excise, sales, use, property, occupational, or like taxes now in force or enacted in the future and are therefore subject to an increase equal to any such taxes Peritus may be required to collect or pay upon the sale or shipment or use of any product or service provided hereunder, except taxes based exclusively on Peritus' net income, and use or personal property taxes levied on tangible personal property used by Peritus in performing software services under this Agreement.

6.   Obligations of Bull.
     -------------------

     Without limitation of any other obligations provided for elsewhere in this Agreement or in any Statement of Work, Bull shall at all times during the term of this Agreement and any Statement of Work, solely at Bull's cost and expense and without charge to Peritus:

     (a) Provide Peritus a PRS coordinator queue and, in the event that the method of reporting STARs and ISNs should be changed, provide Peritus with appropriate access, software licenses and training for the replacement method so as to permit Peritus to continue to perform its obligations under Statements of Work;

     (b) Provide Peritus (at Peritus' site) with necessary access, via electronic means, to all systems within Bull which contain STAR/ISN documentation relevant to Assigned Components, subject, however, to the implementation of such appropriate security measures as reasonably required by Bull in order to prevent unauthorized access, which measures may include, without limitation, the assignment to Peritus of a separate password or passwords; and provided, further, that in no event shall Peritus be provided access to Bull customer sites or systems without the prior written consent of Bull; in addition, Peritus will be responsible for and pay all charges for communication lines between Peritus and Bull; and, further, Bull shall be responsible for and pay the planned current charge of ********* for a communications node which may be required to establish communications between Peritus and Bull. Should the ******** communications node charge increase substantially following the Effective Date, then Peritus, upon request by Bull, agrees to discuss an equitable alternative with Bull or a
******************************************.

     (c) Provide Peritus (solely for Peritus' use in Peritus' business in connection with Statements of Work and not for licensing by Peritus to third parties) with copies of all tools and utilities, existing on the Effective Date or created thereafter, and all modifications, enhancements and improvements with respect thereto, which Bull has legal right to provide to Peritus and which are necessary or useful in the development or testing of Corrections; provided, however, that the parties understand and agree that Bull shall have no obligation to Peritus under this provision affirmatively to expend funds or allocate resources to the development or improvement of any such tools or utilities; and provided further, that all right title and interest to any modifications, enhancements and improvements made by Peritus to such tools and utilities, whether made at Bull's, Peritus's or any other party's expense, shall be solely in Bull and shall be subject to the provisions of Section 8.

     (d) Use its best efforts to provide Peritus with reasonable access to Bull development and software maintenance personnel (including personnel in France) for purposes of limited consultation from time to time as necessary to permit Peritus to perform its obligations under Statements of Work;

     (e) Provide Peritus personnel with contractor status access to designated Bull sites, and provide at each such site a secure area for Peritus personnel and equipment, as necessary to permit Peritus to perform its obligations under Statements of Work;

     (f) Provide Peritus with access, on both a read and write basis, to specifically agreed to source codes for Assigned Components, and on a read-only basis to such other source code as specifically agreed to and as necessary or useful to Peritus in the performance of its obligations under Statements of Work;

     (g) Provide Peritus (at Peritus' home office), for use solely in connection with Statements of Work, with the items of equipment (on maintenance contracts complying with the terms specified in a Statement of Work), software, documentation, licenses, specifications, maintenance documents and other items specified in each Statement of Work;

     (h) Provide Peritus with access to specifically agreed to support, development and test environments necessary to permit Peritus to perform its obligations under Statements of Work based on the priority scheduling determined jointly by Bull and Peritus STAR Coordinators;

     (i) Provide Peritus with reasonable access to Bull Software Maintenance Group systems as necessary in connection with any Statement of Work based on priority scheduling determined jointly by Bull and Peritus STAR Coordinators;

     (j) Provide Peritus with the name and telephone number of each STAR Coordinator assigned under a Statement of Work by each of Bull Software Maintenance Group and Bull Software Support Group;

     (k) Conduct STAR screening meetings on a weekly basis (or with such other frequency as the parties may agree), keep Peritus advised of the schedule therefor and permit Peritus personnel to attend such meetings if and when Peritus should elect to do so, or require Peritus personnel to attend such meetings at Bull's request; and

     (l) To the extent necessary to permit Peritus to perform its obligations under any Statement of Work, coordinate with Peritus and with Bull customer personnel regarding information required by Peritus in connection with such Statement of Work; provided, however, that in no event shall Peritus make direct contact with any Bull customer for such purpose without the prior written consent of Bull.

7.   Non-Solicitation and Non-Competition.
     ------------------------------------

     In consideration of the sensitive and confidential nature of the information and access provided by Bull to Peritus and the sensitive and confidential nature of the services to be performed by Peritus under this Agreement;

     (a) Each of the parties agrees that it shall not, directly or indirectly, solicit or induce, or attempt to solicit or induce, other than through normal public advertising for employees, any person who is then an employee of the other to leave such employment for any reason whatsoever, or hire any person who is then an employee of the other; and

     (b) Peritus agrees that it shall not, directly or indirectly, solicit, divert or accept any business from any person, firm or entity who at the time is a direct customer of Bull, otherwise than expressly permitted pursuant to a Statement of Work or as otherwise expressly agreed by Bull in writing. Requests for permission, in each case, shall be made by Peritus in accordance with the provisions of Section 15. In response to each such request, Bull will respond within thirty (30) days from the date of receipt with an approval or a disapproval. The failure of Bull to respond within such thirty (30) day period shall constitute an approval by Bull of the request by Peritus. Any disapproval shall not be subject to challenge by Peritus. The senior employee of Peritus may contact the senior employee of Bull, in accordance with the provisions of subsection 9.(b), in order to further explain the reasons and purposes of the request. This subsection 7.(b) shall be limited in time and geographical scope to (i) a period of five (5) years from the Effective Date of this Agreement or for the term of an applicable Statement of Work, whichever is longer; and (ii) the United States and Canada.

8.   Property Rights and Confidentiality
     -----------------------------------

     (a)   Peritus Obligations. In view of the confidential relations
           -------------------
contemplated hereunder between Peritus and Bull and the payments to be made to Peritus as herein set forth, Peritus agrees:

           (i) that Peritus and its employees shall communicate promptly and fully in writing to Bull all inventions, designs, including mask works, ideas, processes, discoveries, improvements and inventions and technical or business innovations (hereinafter "Developments") conceived or made by Peritus or its personnel and all writings, software, firmware, databases or other works of authorship (hereinafter "Works") created by Peritus or its personnel during the term of this Agreement and for six months thereafter, (whether or not patentable or copyrightable and whether made solely by Peritus or its personnel, or jointly with others) which result from or are suggested by any work which Peritus or its personnel may do pursuant to this Agreement or which result from information derived from Bull or its employees;

           (ii) that such Developments shall be deemed the sole and exclusive property of and owned by Bull or its nominees whether or not patentable, and that Peritus assigns all right, title and interest in and to the same to Bull and without regard to any termination of this Agreement; that Peritus agrees that any Work created by Peritus or its employees in the performance of services for Bull during the term of this Agreement has been commissioned by Bull and that such commissioned Work shall be deemed a "work made for hire" under the U.S. Copyright Laws. If any Work is determined by a court of competent jurisdiction not to be "a work made for hire" under the U.S. Copyright Laws, this Agreement shall operate as an irrevocable assignment by Peritus of the copyright in such Work, including all rights of every kind in such Work for the entire duration of such copyright, and that no rights are reserved to Peritus;

           (iii) that Peritus will assist Bull (or its successors, assigns or nominees) in every proper way during and subsequent to the term of this Agreement (entirely at Bull's expense) to perfect Bull's or its nominees' right, title, and interest in any developments, patents, patent applications (including continuations, continuations-in-part and divisions), copyrights of any and all types or other forms of legal protection for such Developments and Works in any and all countries of the world, by executing and delivering all papers and instruments, including assignment forms, and to perform such further acts, including giving testimony or furnishing evidence relating to such interests, as may be deemed necessary by Bull (or its successors, assigns or nominees);

                  (iv) that Peritus will maintain adequate and current written records of all such Developments and Works, in the form of notes, sketches, drawings or reports relating thereto, which records shall be available to Bull at all times and such written records shall be turned over to Bull at the end of the term of this Agreement or upon termination of the Agreement, whichever occurs earlier;

                  (v) that except as an authorized representative of Bull may otherwise consent in writing, Peritus shall maintain in confidence and not disclose at any time either during or subsequent to the term of this Agreement, any information, software, knowledge or data of Bull which Peritus or its employees may receive, acquire or obtain during the Term, relating to such Developments or Works being conducted under this Agreement or business plans and information systems, or other proprietary matters, including that prepared, produced or developed by Peritus or its employees in the performance of this Agreement, and that Peritus and its personnel shall not use such information, knowledge or data outside this Agreement except as an authorized representative of Bull may otherwise consent in writing, unless Peritus can demonstrate to the satisfaction of Bull that such information was actually known to Peritus prior to this Agreement, or was properly obtained or developed by Peritus independently of such information and apart from any connection with Bull or its employees, directly or indirectly, all without breach of any confidential relationship, or became publicly available through no act of Peritus or its employees;

                  (vi) all data, designs, drawings, plans, layouts, specifications, software, etc. and any and all other tangible information or works, including, but not limited to, any and all information, written or otherwise, which may be or has been furnished to Peritus or its personnel shall remain the exclusive property of Bull. Peritus shall not make copies of any such materials, except to the extent reasonably required to enable Peritus or its personnel to perform the services specified under this Agreement. Upon the termination or completion of the services hereunder or upon earlier request by Bull (subject to the provisions of Sections 3 and 6 of this Agreement), any and all materials referred to in this Section 8, together with all copies and reproductions in Peritus's possession, custody, or control, shall be promptly delivered to Bull, and Peritus shall make no further use or utilization, either directly or indirectly, of any such materials;

                  (vii) that with respect to any information, software, knowledge, or data disclosed to Bull hereunder, Peritus shall inform Bull in writing if the services being performed by Peritus or its personnel, in the opinion of Peritus, are likely to infringe any patent, copyright, trade secret, trademark or other proprietary right of a third party or of Peritus. Peritus agrees that it shall not furnish or make use of any patent, copyright, trade secret, trademark or other proprietary right in the performance of this Agreement without the prior written consent of Bull and, as provided in Section 11, Peritus agrees to indemnify and hold harmless Bull as to any claim of infringement or alleged infringement resulting therefrom. A failure to provide Bull with such advance written notice concerning the likeliness of the infringement of Peritus's property rights shall confer upon Bull the unrestricted right to use or to publish any and all information, software, knowledge, or data disclosed to Bull by Peritus under Peritus's applicable patents, copyrights, trade secrets or trademarks;

                  (viii) that Peritus shall not communicate or otherwise disclose to Bull or its employees any confidential or trade secret information of any third party; and

                  (ix) that all tools and materials necessary for the performance of the services of Peritus shall, except as provided in this Agreement, be supplied by Peritus. Any tools or materials supplied by Bull to Peritus during the term of this Agreement shall at all times remain the property of Bull and be returned to Bull upon demand (subject to the provisions of Sections 3 and 6 of this Agreement) or at the end of the term of this Agreement.

         (b)      Bull Obligations  In view of the confidential relations
                  ----------------
contemplated hereunder,

                  (i) except as an authorized representative of Peritus may otherwise consent in writing, Bull shall maintain in confidence and not disclose at any time either during or subsequent to the term of this Agreement, any information, software, knowledge or data of Peritus which Bull or its employees may receive, acquire or obtain during the term of this Agreement from Peritus and that Bull and its employees shall not use such information, software, knowledge or data outside this Agreement except as an authorized representative of Peritus may otherwise consent in writing, unless Bull can demonstrate to the satisfaction of Peritus that such information was actually known to Bull prior to this Agreement, or was properly obtained or developed by Bull independently of such information and apart from any connection with Peritus or its employees, directly or indirectly, all without breach of any confidential relationship, or became publicly available through no act of Bull or its employees; and

                  (ii) Bull shall not communicate or otherwise disclose to Peritus or its employees any confidential or trade secret information of any third party.

         (c) Peritus Further Obligations  In view of the extremely sensitive
             ---------------------------
nature of the Bull computer systems and the information therein which systems Peritus will be allowed to access on a worldwide basis, Peritus agrees that it will access only that information which it must necessarily access in order to perform its obligations under any Statement of Work, that it will hold Bull access codes in strict confidence and shall not provide any such codes to any of its employees except those authorized to perform under any Statement of Work, that it will keep a log of the persons so given such access codes and the date, and the computer system each and every time so accessed, and that Peritus will comply with such other security measures which Bull may reasonably require. Peritus understands and agrees that any unauthorized access of such computer systems or any Bull sensitive information may cause irreparable harm to Bull and its affiliated companies and their customers. Should Peritus suspect that there has been any such unauthorized access, Peritus shall immediately take all steps to limit the consequences thereof and shall immediately inform Bull in writing identifying the specific details of such unauthorized access. Peritus shall cooperate with Bull, at Peritus expense, in order to enforce Bull's rights hereunder.

         (d)      Survival. This Section 8 shall survive any termination or
                  --------
expiration of this Agreement.

9.       Contract Management.
         -------------------

         (a) Day-to-Day Management. Bull and Peritus will each assign an
             ---------------------
employee to coordinate the day-to-day management of issues arising between the parties under this Agreement and Statements of Work hereunder. The parties have initially designated for this purpose the employees identified below:

             Peritus:          Christopher Bailey
                               Telephone:   (617) 272-4405
                               Facsimile:   (617) 221-7122

             Bull:             Robert Willard
                               Telephone:       (508) 294-2673
                               Facsimile:       (508) 294-5948

         (b) Resolution of Serious Problems. Bull and Peritus will each assign a
             ------------------------------
senior employee to act as its representative for purposes of resolving disputes that are not resolved by the persons designated in subsection (a) above. Either of such senior employees may request a meeting with his or her counterpart whenever he or she determines that it is necessary or appropriate to do so in order to resolve a matter of significance to either party's performance under a Statement of Work, and in such event both parties shall endeavor in good faith to arrive at a practical solution consistent with both the requirements of the Statement of Work and the reasonable expectations of both parties to the maximum extent possible. The parties have initially designated for this purpose the senior employees identified below:

             Peritus:          Dominic Chan
                               55 Cambridge St.
                               Burlington, Mass. 01803
                               Telephone:       (617) 221-0400
                               Facsimile:       (617) 221-7122

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

             Bull:             David Devoy
                               300 Concord Rd.
                               Billerica, Mass. 01821
                               Telephone:       (508) 294-3837
                               Facsimile:       (508) 294-3940

The parties also agree that the senior employees shall endeavor to meet at least quarterly to review generally performance under Statements of Work then in effect and other issues of mutual interest.

         (c)      Notice of Change. Each party shall give notice to the other of
                  ----------------
any change in the persons designated by it for purposes of this Section 9.

10.      Additional Remedies Under Certain Circumstances.
         -----------------------------------------------

         (a) *******************. Compliance with the Performance Criteria shall
             -------------------
be determined with respect to each Performance Measurement Period. The parties agree that Bull's sole and exclusive remedy for any failure by Peritus to meet the Performance Criteria during any one or more Performance Measurement Periods shall be as provided in this Section 10. The parties agree that, subject to a review of these provisions to be conducted in good faith before the first anniversary of the Effective Date, the following shall be the ***************************** applicable during the term of this Agreement:

             (i)     Overdue Backlog for STARs/ISNs

                     (1) If Overdue Backlog during a Performance
                     Measurement Period
                     **********************************************************
                     ********** shall be *** unless Overdue Backlog shall have ************ during each of the *** immediately preceding Performance Measurement Periods, in which case the
                     *****************************************;

                     (2) If Overdue Backlog during a Performance Measurement Period ****************************************
                     ***********************;

                     (3) If Overdue Backlog during a Performance Measurement Period ****************************************
                     ************************;

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


                     (4) If Overdue Backlog during a Performance Measurement Period ****************************************
                     ***********************; and

                     (5) If Overdue Backlog during a Performance
                     Measurement Period ***********, the parties shall, at the request of either party, meet as promptly as reasonably practicable to determine and discuss the causes for such level of performance, specific measures to ensure improvement and whether the Statement of Work should be terminated or modified.

             (ii)    Completion of STAR/ISN Priorities

                     (1) If during a Performance Measurement Period,
                     completion of STAR/ISN response goals for priority
                     A/1 and B/2 as defined in the Performance Criteria (hereinafter "STAR Priority") is
                     ***********************************************************
                     ***********************, unless the STAR Priority
                     completion is less than *** during each of the *** immediately preceding Performance Measurement
                     Periods, in which case the **********
                     ******************************;

                     (2) If during a Performance Measurement Period, STAR Priority completion is ************************************
                     ***********************************************;

                     (3) If during a Performance Measurement Period, STAR Priority completion is ************************************
                     ******************************************;

                     (4) If during a Performance Measurement Period, STAR Priority completion is ********************************
                     **************************************************; and

                     (5) If during a Performance Measurement Period, STAR Priority completion is *************, the parties shall, at the request of either party, meet as promptly as reasonably practicable to determine and discuss the causes for such level of performance,

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                 specific measures to ensure improvement and whether the Statement of Work should be terminated or modified;

           (iii) Penalties Not Cumulative - Notwithstanding the above, in no event shall ***************************** for Overdue Backlog and STAR Priority be cumulative and exceed the highest applicable penalty for one category. In addition, for purposes of determining the **************************** for Overdue Backlog, the STAR Priorities A, B and C shall be summed to provide a STAR Overdue Backlog Percentage, and the ISN Priorities 1, 2, 3 and 4 shall be summed to provide an ISN Overdue Backlog Percentage. The least satisfactory percentage of such two measurements, i.e., the STAR Overdue Backlog Percentage and the ISN Overdue Backlog Percentage, shall be used in determining the ***************** for Overdue Backlog as provided in subsection 10. (a)(i) above. Further, for purposes of determining the **************************** for completion of STAR/ISN Priorities, the completion percentages for STAR Priorities A and B shall be weighted equally to provide an Average STAR Priority Percentage and the completion percentages for ISN Priorities 1 and 2 shall be weighted equally to provide an Average ISN Priority Percentage. The least satisfactory percentage of such two measurements, i.e., the Average STAR Priority Percentage and the Average ISN Priority Percentage, shall be used in determining the ***************** for STAR/ISN Priorities as provided in subsection 10. (a)(ii) above.

           (iv) Preexisting STARs/ISNs - For purposes of this subsection, "Overdue Backlog" and "STAR Priority" shall not include those STARs/ISNs existing prior to the effective date of the Statement of Work unless otherwise agreed in such Statement of Work.

           (v)   Detailed Description of Calculations

                 (1) Calculation of STAR Overdue Backlog Percentage -The ******************** Percentage shall be calculated as follows:
                 The number of STARs, irrespective of priority, that constitute the STAR Overdue Backlog on the last day of a Performance Measurement Period will be ************************************
                 ********** during the Performance Measurement Period. This result will be ***************** to generate the *************
                 *****************. The average monthly intake is the ********* ********************, irrespective of priority, during a Performance Measurement Period ******************.

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                 (2) Calculation of ISN Overdue Backlog Percentage -The ISN Overdue Backlog Percentage shall be calculated as follows: The number of ISNs, irrespective of priority, that constitute the ******************* on the last day of a Performance Measurement Period will be ************************************
                 ********* during the Performance Measurement Period. This result will be ***************** to generate the *************
                 *****************. The average monthly intake is the total number of *************, irrespective of priority, during a Performance Measurement Period ******************.

                 (3) Calculation of Average STAR Priority Percentage -The Average STAR Priority Percentage shall be calculated as follows:

                 For each Performance Measurement Period the following will be counted for STARs of priority A:

                 Item             Description
                 ----             -----------
                 (A)              ************************.
                 (B)              ******************************************
                                  ******************.
                 (C)              **************************************.
                 (D)              ******************************************
                                  ***************

                       The STAR priority completion percentage for priority A
                 STARs shall be the number counted in item ************** the result of *********** the number obtained in item *** from the *** of the number counted in items *********** with the result
                 ***********************.

                 For each Performance Measurement Period the following will be counted for STARs of priority B:


                 Item             Description
                 ----             -----------

                 (A)              ************************.
                 (B)              ********************************************
                                  ********************.

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                 (C)              ****************************************.
                 (D)              **********************************************
                                  *******************.

                       The STAR priority completion percentage for priority B
                 STARs shall be the number counted in item *********** by the result of *********** the number obtained in item *** from the *** of the numbers counted in items *********** with the result
                 ***********************.

                 The two percentages calculated above shall then be averaged (summed and divided by two (2)) to determine the Average STAR Priority Percentage.

                 (4) Calculation of Average ISN Priority Percentage -The Average ISN Priority Percentage shall be calculated as follows:

                 For each Performance Measurement Period the following will be counted for ISNs of priority 1:

                 Item             Description
                 ----             -----------

                 (A)              ***********************.
                 (B)              ***************************************
                                  *********************.


                       The ISN priority completion percentage for ISNs of
                 priority 1 shall be the number counted in item *********** by the number counted in item *** and the result
                 *****************.

                       For each Performance Measurement Period the following
                 will be counted for ISNs of priority 2:

                 Item             Description
                 ----             -----------

                 (A)              ***********************.
                 (B)              **********************************************
                                  **************.

              Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                       The ISN priority completion percentage for ISNs of
                 priority 2 shall be the number counted in item *********** by the number counted in item *** and the result
                 *****************.

                 The two percentages calculated above shall then be averaged (summed and divided by two (2)) to determine the ISN Priority Completion Percentage.

        (b)   Right to Designate Management. In the event that, due to a serious
              -----------------------------
failure of Peritus to perform its obligations under a Statement of Work, which failure continues unremedied after 60 days' written notice by Bull specifying such failure in reasonable detail, Bull should suffer severe disruption in Bull's daily operations and material damage to Bull's customer goodwill and reputation, or in the event that prior to the expiration of thirty months from the Effective Date Dominic Chan, for any reason other than temporary physical or mental disability, shall cease to be a senior executive officer of Peritus with responsibilities including oversight of Peritus' performance under Statements of Work executed and delivered pursuant to this Agreement, then Bull shall have the right, at its option, exercisable by written notice to Peritus, to designate one or more qualified senior executive managers to function as the chief executive and chief operating officers of the unit or units of Peritus having responsibility for Statements of Work. For purposes of this subsection a "serious failure" shall not include a failure to achieve the Performance Criteria, unless Overdue Backlog shall have *********************** successive Performance Measurement Periods. Unless Bull expressly consents in writing, any employee of Bull who transfers to become an employee of Peritus shall work at Peritus only in performance of services under this Agreement on behalf of Bull.

        (c)   Right to Audit. Bull shall have the right upon reasonable notice
              --------------
to Peritus to audit, or have audited through an independent accounting firm, the books and records of Peritus, at Bull's expense, to verify performance of Peritus under this Agreement and all Statements of Work. Such books and records shall be maintained and made available by Peritus for the term of the applicable Statement of Work *****************.

11.     Warranties and Indemnification, Including Limitation of Liability and
        ---------------------------------------------------------------------
Remedies.
--------
        (a)    Warranties and Indemnification:
               ------------------------------

               (i) PERITUS REPRESENTS AND WARRANTS THAT THE WORK PRODUCT AND SERVICES TO BE PROVIDED UNDER THIS AGREEMENT SHALL CONFORM TO THE DESCRIPTION AND SOFTWARE SPECIFICATIONS THEREFOR, AND THAT THE OPERATION OF SUCH WORK PRODUCT SHALL EQUAL OR EXCEED THE PERFORMANCE LEVEL(S) SET FORTH IN THE APPLICABLE SOFTWARE SPECIFICATIONS. PERITUS'S SOLE LIABILITY AND BULL'S SOLE REMEDY FOR FAILURE TO MEET THE REPRESENTATIONS AND WARRANTIES IS FOR PERITUS TO REMEDY ANY DEFECTS AS PROVIDED IN SECTION 3, THE IMPOSITION OF FINANCIAL PENALTIES, AS MAY BE APPLICABLE, AS PROVIDED IN SECTION 10, AND TERMINATION FOR CAUSE AS PROVIDED IN SUBSECTION 2. (b)(iii)(2).

                 (ii) PERITUS FURTHER REPRESENTS AND WARRANTS THAT PERITUS HAS GOOD AND CLEAR TITLE OR RIGHT TO THE WORK PRODUCT TO BE PROVIDED HEREUNDER, AND TO ALL RIGHT, TITLE AND LICENSES WITH RESPECT THERETO GRANTED TO BULL. PERITUS FURTHER WARRANTS THAT PERITUS HAS NOT MADE AND WILL NOT MAKE ANY COMMITMENTS TO OTHERS INCONSISTENT WITH OR IN DEROGATION OF THE RIGHT, TITLE AND LICENSES GRANTED TO BULL, AND THAT PERITUS IS FREE OF ANY OBLIGATION THAT WOULD PREVENT IT FROM ENTERING INTO THIS AGREEMENT.

                 (iii) PERITUS FURTHER WARRANTS THAT, TO THE BEST OF ITS KNOWLEDGE, THE WORK PRODUCT TO BE PROVIDED UNDER THIS AGREEMENT DOES NOT INFRINGE ANY PATENT, COPYRIGHT, TRADE SECRET, TRADEMARK OR OTHER LEGAL OR EQUITABLE RIGHTS OF ANY THIRD PARTY.

                 (iv) PERITUS AGREES TO INDEMNIFY, HOLD HARMLESS AND DEFEND BULL, ITS DISTRIBUTORS AND THEIR CUSTOMERS FROM AND AGAINST ANY AND ALL SUITS, PROCEEDINGS AT LAW OR IN EQUITY, AND ANY AND ALL LIABILITY, LOSS, CLAIMS, COSTS, DAMAGES OR EXPENSES, INCLUDING REASONABLE ATTORNEY'S FEES, ARISING OUT OF OR IN CONNECTION WITH ANY CLAIM BY ANY PERSON THAT THE EXERCISE OF ANY RIGHT GRANTED BY PERITUS HEREUNDER TO SUCH WORK PRODUCT TO BE PROVIDED UNDER THIS AGREEMENT INFRINGES ANY RIGHT, TITLE OR INTEREST, INCLUDING PATENT, COPYRIGHT, TRADE SECRET, TRADEMARK OR OTHER PROPRIETARY RIGHTS OF THIRD PARTIES. BULL SHALL PROMPTLY NOTIFY PERITUS IF BULL BECOMES AWARE OF ANY SUCH

ALLEGED INFRINGEMENT OR CLAIM. IF THE CLAIM HAS OCCURRED OR IN PERITUS'S OPINION IS LIKELY TO OCCUR, PERITUS MAY AT ITS ELECTION AND EXPENSE EITHER OBTAIN FOR BULL THE RIGHT TO CONTINUE USING SUCH WORK PRODUCT OR REPLACE OR MODIFY SUCH WORK PRODUCT SO THAT IT IS NOT INFRINGING SO LONG AS THE PERFORMANCE OF SUCH REPLACEMENT OR MODIFIED WORK PRODUCT EQUALS OR EXCEEDS THE PERFORMANCE OF THE ORIGINAL WORK PRODUCT. PERITUS IS NOT LIABLE IF ANY INFRINGEMENT CLAIM IS BASED UPON (i) SPECIFIC DETAILED DESIGN SPECIFICATIONS PROVIDED BY BULL TO PERITUS FOR THE PURPOSE OF PERITUS IMPLEMENTATION OF A WORK PRODUCT SO LONG AS SUCH INFRINGING IMPLEMENTATION WAS NECESSITATED BY SUCH DETAILED DESIGN SPECIFICATIONS, (ii) THE INTERCONNECTION, OPERATION OR USE OF THE WORK PRODUCT IN COMBINATION WITH EQUIPMENT, SOFTWARE OR OTHER DEVICES WITH WHICH SUCH WORK PRODUCT WAS NOT INTENDED TO OPERATE, (iii) USE OR OPERATION OF THE WORK PRODUCT IN A MANNER FOR WHICH IT WAS NOT DESIGNED OR RECOMMENDED BY PERITUS, OR (iv) ALTERATION, ADAPTATION OR MODIFICATION OF THE WORK PRODUCT OTHER THAN BY PERITUS. PERITUS SHALL PAY DAMAGES FINALLY AWARDED OR FOR ANY SETTLEMENT MADE WITH PERITUS'S PRIOR WRITTEN AUTHORIZATION.

         (b)    Limitation of Remedy. IF PERITUS FAILS TO FULFILL ITS
                --------------------
OBLIGATIONS UNDER A STATEMENT OF WORK, EXCEPT AS PROVIDED IN THIS AGREEMENT, BULL'S SOLE AND EXCLUSIVE REMEDIES SHALL BE THOSE EXPRESSLY PROVIDED FOR IN SUCH STATEMENTS OF WORK (BY INCORPORATION BY REFERENCE OR OTHERWISE). UPON ANY TERMINATION OF SUCH STATEMENT OF WORK, PERITUS SHALL NOT HAVE ANY OBLIGATION TO REFUND ANY FEES PAID TO IT UNDER THE TERMS THEREOF EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN.

         (c)    Limitation of Damages. EXCEPT FOR THE WILLFUL MISCONDUCT OR
                ---------------------
GROSS NEGLIGENCE OF A PARTY HERETO, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL OR TORT DAMAGES EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH, INCLUDING BUT NOT LIMITED TO LOSS OF REVENUE, LOSS OF PROFITS, OR LOSS OF USE. IN ANY EVENT, EXCEPT AS PROVIDED IN THE IMMEDIATELY PRECEDING SENTENCE HEREOF AND EXCEPT AS PROVIDED IN SUBSECTION
11. (a)(iv), EACH PARTY'S MAXIMUM LIABILITY UNDER ANY STATEMENT OF WORK SHALL BE LIMITED TO THE AMOUNTS ACTUALLY PAID BY BULL TO PERITUS THEREUNDER DURING THE THEN CURRENT SOFTWARE MAINTENANCE PERIOD.

         (d)    Mutual Disclaimer. EXCEPT AS OTHERWISE STATED IN THIS AGREEMENT,
                -----------------
OR A STATEMENT OF WORK, NEITHER BULL NOR PERITUS

MAKES ANY WARRANTIES WITH RESPECT TO THIS AGREEMENT OR THE PRODUCTS OR SERVICES PROVIDED HEREUNDER, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

12.     Force Majeure. If the whole or any part of the performance by either
        -------------
party of any part of their respective obligations hereunder is prevented or delayed by causes, circumstances or events beyond the control of such party, specifically limited to the following: delays of third parties in transportation, strikes, labor troubles, floods, fires, earthquakes, riots, explosions, wars, hostilities, acts of government, custom barriers, the bankruptcy or other insolvency of subcontractors, or other causes of like character beyond the control of such party, then to the extent such party shall be prevented or delayed from performing all or any part of its obligations hereunder by reason thereof despite due diligence and reasonable efforts to do so notwithstanding such causes, circumstances or events, then such party shall be excused from performance hereunder for so long as such causes, circumstances or events shall continue to prevent or delay such performance, so long as such party shall, promptly after the commencement of any such delay, give the other party written notice specifying such delay and estimating the duration thereof.

13.     Headings. Section headings contained in this Agreement are for
        --------
convenient reference only and do not constitute part of this Agreement and shall not affect the interpretation hereof.

14.     Successors and Assigns. This Agreement and each Statement of Work
        ----------------------
hereunder shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns, but neither Bull nor Peritus may assign a Statement of Work or its rights or obligations thereunder without the prior written consent of the other.

15.     Notices. Any notice, request or other communication required or
        -------
permitted to be sent under this Agreement or any Statement of Work shall be delivered by hand or mailed by registered or certified mail, return receipt requested, or by fax subject to return fax acknowledgement of receipt, to the respective addresses of the parties as set forth in subsection 9.(b) of this Agreement, with a copy to the other party's legal counsel. Notice shall be deemed effective when received. The address of each party's legal counsel is as follows:

                  Peritus:          Paul Gupta, Esq.
                                    Nutter, McClennen & Fish
                                    One International Place
                                    Boston, Mass. 02110-2699
                                    Telephone: (617) 439-2459
                                    Facsimile: (617) 973-9748

                  Bull:             Thomas Gallagher, Esq.
                                    Bull HN Information Systems Inc.
                                    Technology Park MA02-408N
                                    Billerica, Mass. 01821
                                    Telephone: (508) 294-5023
                                    Facsimile: (508) 294-5836

16.     Entire Agreement. This Agreement, including any Statement of Work
        ----------------
attached hereto and a part hereof, contains the entire understanding and agreement of the parties with respect to the subject matter of this Agreement superseding all prior proposal and communications and there are no promises, covenants or undertakings other than those expressly set forth herein. This Agreement may not be modified except by a Statement of Work or another writing signed by authorized representatives of both parties.

17.     Governing Law.  This Agreement shall be governed by and construed in
        -------------
accordance with the laws of the Commonwealth of Massachusetts (without reference to its law of conflicts-of-law).

18.     Time of the Essence. The parties agree that time is of the essence of
        -------------------
this Agreement.

19.     Due Incorporation, Valid Existence, Good Standing and Due Authorization:
        -----------------------------------------------------------------------

        (a) Peritus, by its execution and delivery of this Agreement and by its execution and delivery of each Statement of Work hereunder, hereby and thereby represents and warrants to Bull that it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and duly qualified and in good standing as a foreign corporation in each other jurisdiction where a failure to be so qualified and in such standing would have a material adverse effect upon its business, assets or prospects or upon its ability to perform its obligations under this Agreement or any Statement of Work, and that the execution and delivery of this Agreement or such Statement of Work, as the case may be, has been duly authorized by all necessary corporate action on its part, requires no approval or consent of any other party or any governmental authority that has not been obtained, does not and with the passage of time, the giving of notice, or both, will not, constitute a violation or breach of, or give rise to the creation of any lien or encumbrance upon any of the properties or assets of Peritus under any contract, agreement or instrument to which it is a party or by which it is bound, or any judgment, order or decree of any court or any law, rule or regulation of any governmental authority having jurisdiction, and is the valid and binding obligation of Peritus, enforceable against it in accordance with its terms.

        (b) Bull, by its execution and delivery of this Agreement and by its execution and delivery of each Statement of Work hereunder, hereby and thereby represents and warrants to Peritus that it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and duly qualified and in good standing as a foreign corporation in each other jurisdiction where a failure to be so qualified and in such standing would have a material adverse effect upon its business, assets or prospects or upon its ability to perform its obligations under this Agreement or any Statement of Work, and that the execution and delivery of this Agreement or such Statement of Work, as the case may be, has been duly authorized by all necessary corporate action on its part, requires no approval or consent of any other party or any governmental authority that has not been obtained, does not and with the passage of time, the giving of notice, or both, will not, constitute a violation or breach of, or give rise to the creation of any lien or encumbrance upon any of the properties or assets of Bull under any contract, agreement or instrument to which it is a party or by which it is bound, or any judgment, order or decree of any court or any law, rule or regulation of any governmental authority having jurisdiction, and is the valid and binding obligation of Bull, enforceable against it in accordance with its terms.

        (c) Peritus represents and warrants to Bull that it has reviewed and will carefully review the services to be performed under this Agreement and each Statement of Work, and that each Peritus employee is qualified and experienced in education, training and knowledge to perform such work, it being understood and agreed by Peritus that Bull has an independent reputation in the software service industry and with its customers which must be preserved.

20.     Severability. If any term or provision of this Agreement or a Statement
        ------------
of Work or the application thereof shall be determined to be invalid or unenforceable, the same shall not affect the enforceability of any other provision contained herein or therein. In addition, if one or more of the provisions in this Agreement or a Statement of Work shall for any reason be held to be unenforceable, such provision or provisions shall be construed by limiting it or them so as to be enforceable to the full extent then permitted by applicable law.

WITNESS the execution and delivery hereof as an instrument under seal as of the date first above written.


                                        PERITUS SOFTWARE SERVICES, INC.

                                        By:  /s/Dominic K. Chan
                                           ----------------------------------
                                           Its

                                        Bull HN INFORMATION SYSTEMS, INC.

                                        By:  illegible
                                           ----------------------------------
                                           Its